Exhibit 10.5

EXECUTION VERSION

SUPPLEMENT NO. 3 dated as of February 15, 2012 (this “Supplement”) to the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, and as further amended and restated as of February 14, 2011 (as amended and supplemented from time to time, the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower from time to time party thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, as collateral agent for the Secured Parties and as administrative agent under each of the 2010 Credit Agreement and the 2011 Credit Agreement (each as defined below) (in such capacities, the “Agent”).

A. Reference is made to (a) the Credit Agreement dated as of December 6, 2010, as amended by Amendment No. 1 dated as of March 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “2010 Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2010 Lenders”) and the Agent and (b) the Credit Agreement dated as of February 14, 2011, as amended by the Amendment No. 1 and Incremental Term Loan Assumption Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “2011 Credit Agreement” and, together with the 2010 Credit Agreement, the “Credit Agreements”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2011 Lenders” and, together with the 2010 Lenders, the “Lenders”) and the Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 2010 Credit Agreement, the 2011 Credit Agreement or the Guarantee and Collateral Agreement, as the context may require.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the 2010 Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (collectively, the “New Subsidiaries” and each, a “New Subsidiary”) are executing this Supplement in accordance with the requirements of the applicable Credit Agreement to become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the 2010 Issuing Banks to issue additional Letters of Credit, and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and each New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, each New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor, and each New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except for any representation or warranty that is limited by its terms to an earlier specified date). In furtherance of the foregoing, each New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of such New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include such New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. Each New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiaries and the Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Each New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of each location where any Collateral of such New Subsidiary is stored or otherwise located, set forth on Schedule II is a true and correct schedule of the Pledged Collateral of such New Subsidiary and set forth on Schedule III is a true and correct schedule of the Intellectual Property of such New Subsidiary, and (b) set forth under its signature hereto, is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiaries shall be given to it at the address set forth under its signature below.

SECTION 9. Each New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiaries and the Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

AMSAFE GLOBAL HOLDINGS, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1043 N. 47th Avenue Phoenix, AZ 85043
Legal Name:	AMSAFE GLOBAL HOLDINGS, INC.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 1043 N. 47th Avenue Phoenix, AZ 85043

AP GLOBAL HOLDINGS, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1043 N. 47th Avenue Phoenix, AZ 85043
Legal Name:	AP GLOBAL HOLDINGS, INC.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 1043 N. 47th Avenue Phoenix, AZ 85043

[SIGNATURE PAGE TO SUPPLEMENT NO. 3 TO THE GUARANTEE AND COLLATERAL AGREEMENT]

AP GLOBAL ACQUISITION CORP.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1043 N. 47th Avenue Phoenix, AZ 85043
Legal Name:	AP GLOBAL ACQUISITION CORP.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 1043 N. 47th Avenue Phoenix, AZ 85043

AMSAFE INDUSTRIES, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1043 N. 47th Avenue Phoenix, AZ 85043
Legal Name:	AMSAFE INDUSTRIES, INC.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 1043 N. 47th Avenue Phoenix, AZ 85043

BRIDPORT HOLDINGS, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1043 N. 47th Avenue Phoenix, AZ 85043
Legal Name:	BRIDPORT HOLDINGS, INC.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 1043 N. 47th Avenue Phoenix, AZ 85043

[SIGNATURE PAGE TO SUPPLEMENT NO. 3 TO THE GUARANTEE AND COLLATERAL AGREEMENT]

AMSAFE, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1043 N. 47th Avenue Phoenix, AZ 85043
Legal Name:	AMSAFE, INC.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 1043 N. 47th Avenue Phoenix, AZ 85043

AMSAFE AVIATION, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	100 Hudson Industrial Drive Griffin, GA 30224
Legal Name:	AMSAFE AVIATION, INC.
Jurisdiction of Formation: Georgia Location of Chief Executive Office: 100 Hudson Industrial Drive Griffin, GA 30224

AMSAFE BRIDPORT, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	68 New Hampshire Avenue Portsmouth, NH 03801
Legal Name:	AMSAFE BRIDPORT, INC.
Jurisdiction of Formation: Georgia Location of Chief Executive Office: 68 New Hampshire Avenue Portsmouth, NH 03801

[SIGNATURE PAGE TO SUPPLEMENT NO. 3 TO THE GUARANTEE AND COLLATERAL AGREEMENT]

AMSAFE COMMERCIAL PRODUCTS, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	22937 Gallatin Way Elkhart, IN 46514
Legal Name:	AMSAFE COMMERCIAL PRODUCTS, INC.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 22937 Gallatin Way Elkhart, IN 46514

BRIDPORT-AIR CARRIER, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1043 N. 47th Avenue Phoenix, AZ 85043
Legal Name:	BRIDPORT-AIR CARRIER, INC.
Jurisdiction of Formation: Washington Location of Chief Executive Office: 1043 N. 47th Avenue Phoenix, AZ 85043

[SIGNATURE PAGE TO SUPPLEMENT NO. 3 TO THE GUARANTEE AND COLLATERAL AGREEMENT]

BRIDPORT ERIE AVIATION, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1317 W. 12th Street Erie, PA 16501
Legal Name:	BRIDPORT ERIE AVIATION, INC.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 1317 W. 12th Street Erie, PA 16501

AMSAFE – C SAFE, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary
Address:	1043 N. 47th Avenue Phoenix, AZ 85043
Legal Name:	AMSAFE – C SAFE, INC.
Jurisdiction of Formation: Delaware Location of Chief Executive Office: 1043 N. 47th Avenue Phoenix, AZ 85043

[SIGNATURE PAGE TO SUPPLEMENT NO. 3 TO THE GUARANTEE AND COLLATERAL AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

[SIGNATURE PAGE TO SUPPLEMENT NO. 3 TO THE GUARANTEE AND COLLATERAL AGREEMENT]

Schedule I to

the Supplement No. 3

to the Guarantee and

Collateral Agreement

LOCATION OF COLLATERAL

1.	1043 North 47th Ave., Phoenix, Arizona 85043

2.	68 New Hampshire Avenue, Portsmouth, New Hampshire 03801

3.	100 Hudson Industrial Drive, Griffin, Georgia 30224

4.	22937 Gallatin Way, Elkhart, Indiana 46514

5.	2220 E. Cerritos Avenue, Anaheim, California, 92806

6.	Building 1122, Phoenix-Mesa Gateway Airport, Mesa, Arizona

7.	1819 Central Avenue South, Kent, Washington, 98302

8.	1317 West 12th St., Erie, Pennsylvania 16501

Schedule II

to Supplement No. 3

to the Guarantee and

Collateral Agreement

Pledged Securities of the New Subsidiaries

CAPITAL STOCK

Issuer	Type of Stock	Number of Shares Authorized	Number of Shares Outstanding	Shares Owned By:	Number and Class of Shared Pledged:	% of Equity Interest Pledged:

AmSafe Aviation, Inc.	Common	1,000	50	AmSafe, Inc.	50 common	100%

AmSafe Aviation (Chongqing) Limited	Common	150,000	N/A	AmSafe, Inc.	N/A	65%

AmSafe Bridport (Private) Limited	Common	50,000	2	AmSafe, Inc. (50%) Bridport-Air Carrier, Inc. (50%)	0.65 common 0.65 common	65%

AmSafe Bridport (Kunshan) Co., Ltd.	N/A	N/A	N/A	Bridport-Air Carrier, Inc.	N/A	65%

AmSafe Bridport, Inc.	Common	1,000	1,000	AmSafe, Inc.	1,000 common	100%

AmSafe Commercial Products (Kunshan) Co. Ltd.	N/A	N/A	N/A	AmSafe Commercial Products, Inc.	N/A	65%

AmSafe Commercial Products, Inc.	Common	1,000	1,000	AmSafe, Inc.	1,000 common	100%

AmSafe, Inc.	Common	1,000	1,000	AmSafe Industries, Inc.	1,000 common	100%

Bridport Erie Aviation, Inc.	Common Series A Common Series B	800 200	800 200	Bridport-Air Carrier, Inc. Bridport-Air Carrier, Inc.	1,000 common	100%

Bridport	Common	1,000	1,000	AmSafe	1,000	100%

Issuer	Type of Stock	Number of Shares Authorized	Number of Shares Outstanding	Shares Owned By:	Number and Class of Shared Pledged:	% of Equity Interest Pledged:
Holdings, Inc.				Industries, Inc.	common
Bridport Limited	Ordinary	30,000,000	23,319,587	Bridport Holdings, Inc.	15,157,731 ordinary shares	65%
Bridport-Air Carrier, Inc.	Preferred Common	5,000,000 10,000,000	0 200,100	None AmSafe, Inc.	200,100 common	100%
Kunshan AmSafe Commercial Products Co., Ltd.	N/A	N/A	N/A	AmSafe Commercial Products, Inc. (100%)	N/A	65%
Precision Weaving, Inc.	Common	1,000	1,000	AmSafe, Inc.	1,000 common	100%
AP Global Holdings, Inc.	Common	1,000	100	AmSafe Global Holdings, Inc.	100 common	100%
AP Global Acquisition Corp.	Common	1,000	100	AP Global Holdings, Inc.	100 common	100%
AmSafe Industries, Inc.	Common	1000	100	AP Global Acquisition Corp.	100 common	100%
AmSafe – C Safe, Inc.	Common	1000	1,000	Bridport – Air Carrier, Inc.	1,000 common	100%
AmSafe Global Services (Private) Limited	Ordinary Shares	55,000	55,000	AmSafe, Inc.	35,750 ordinary shares	65%

DEBT SECURITIES

Amended and Restated Intercompany Note, dated as of February 9, 2011, made by each of the payors listed on the signature pages thereto in favor of the Payees (as defined therein), as amended, restated, supplemented or otherwise modified from time to time.

Schedule III

to Supplement No. 3

to the Guarantee and

Collateral Agreement

INTELLECTUAL PROPERTY

PATENTS

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
Australia	11080/2008 03/04/2008	Buckle Assembly	320021 06/17/2008	03/04/2018	AmSafe, Inc.
Australia	11892/2008 04/22/2008	Buckle Assembly	320700 08/08/2008	04/22/2018	AmSafe, Inc.
Canada	125037 03/04/2008	Buckle Assembly	125037 02/27/2009	02/27/2019	AmSafe, Inc.
Canada	125038 03/05/2008	Buckle Assembly	125038 02/27/2009	02/27/2019	AmSafe, Inc.
China	200830121707.3 05/06/2008	Buckle Assembly	200830121707.3 06/03/2009	05/06/2018	AmSafe, Inc
European Community	000890462-0001, -0002 03/04/2008	Buckle Assembly	000890462-0001, -0002 03/04/2008	03/04/2033	AmSafe, Inc
Europe	06772609.1 06/08/2006	Buckle Assembly having Single Release for Multiple Belt Connectors	NA Application Pending	NA Application Pending	AmSafe, Inc.
Japan	2008-005447 03/05/2008	Buckle Assembly	1339383 08/08/2008	08/08/2028	AmSafe, Inc.
Japan	2008-011460 05/07/2008	Buckle Assembly	1358516 04/03/2009	04/03/2029	AmSafe, Inc.
United States	11/148,914 06/09/2005	Buckle Assembly having Single Release for Multiple Belt Connectors	7,263,750 09/04/2007	06/09/2025	AmSafe, Inc.
United States	11/844,709 08/24/2007	Buckle Assembly having Single Release for Multiple Belt Connectors	7,614,124 11/10/2009	06/09/2025	AmSafe, Inc.
United States	08/861,882 05/20/1997	Device for Prevention of Slap-Back Lock of Inertia Reel	5,794,878 08/18/1998	05/20/2017	Am-Safe, Inc.
United States	29/284,338 09/05/2007	Buckle Assembly	D578,931 10/21/2008	10/21/2022	AmSafe, Inc.
United States	12/563,294 09/21/2009	Buckle Assembly having Single Release for Multiple Belt Connectors	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	12/027,985 02/07/2008	Occupant Restraint Systems for Use in Military Land Vehicles and Other Vehicles	NA Application Pending	NA Application Pending	AmSafe, Inc.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
United States	12/711,235 02/23/2010	Seat Harness Pretensioner	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/109,967 05/17/2011	Seat Harness Pretensioner	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	12/569,522 09/29/2009	Tensioning Apparatuses for Personal Restraint Systems and Associated Systems and Methods	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/097,862 04/29/2011 Not yet published	Buckle Assemblies with Swivel and Dual Release Features and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/187,265 07/20/2011	Restraint Harness and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe, Inc.
Canada	139699 03/15/2011	Buckle Assembly	139699 10/24/2011	10/24/2021	AmSafe Commercial Products, Inc.
Canada	139700 03/15/2011	Buckle Assembly	139700 10/24/2011	10/24/2021	AmSafe Commercial Products, Inc.
Canada	2,719,360 03/31/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
Canada	2,757,428 06/16/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
Canada	2,719,846 11/02/2010	Devices for Adjusting Tension in Seatbelts and Other Restraint System Webs and Associated Methods	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
European Community	001286207-0002 07/21/2011	Latch Assembly	001286207-0002 07/21/2011	07/21/2036	AmSafe Commercial Products, Inc.
European Community	001286207-0001 07/21/2011	Latch Assembly	001286207-0002 07/21/2011	07/21/2036	AmSafe Commercial Products, Inc.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
European Community	001268361-0001 03/15/2011	Buckle Assembly	001268361-0001 03/15/2011	03/15/2036	AmSafe Commercial Products, Inc.
European Community	001268361-0002 03/15/2011	Buckle Assembly	001268361-0002 03/15/2011	03/15/2036	AmSafe Commercial Products, Inc.
European Community	001268361-0003 03/15/2011	Buckle Assembly	001268361-0003 03/15/2011	03/15/2036	AmSafe Commercial Products, Inc.
Europe	09726854.4 03/31/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
Europe	09842837.8 06/16/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
PCT	US2011/032339 04/13/2011	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
PCT	US2010/055475 11/04/2010	Restraint System Buckle Components Having Tactile Surfaces, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
PCT	US2011/051783 09/15/2011 Not yet published	Magnetic Buckle Assemblies and Associated Methods of Use with Child Seats and Other Restraint Systems	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
PCT	US2011/051800 09/15/2011 Not yet published	Semi-Rigid Belt Systems for Use with Child Seats and Other Occupant Restraint Systems	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
PCT	US2011/051828 09/15/2011 Not yet published	Occupant Restraint Systems Having Tensioning Devices, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
PCT	US2011/051846 09/15/2011 Not yet published	Occupant Restraint System Components Having Status Indicators and/or Media Interfaces, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
United States	10/816,013 04/01/2004	Multi-Point Buckle for Restraint System	7,520,036 04/21/2009	04/01/2025	AmSafe Commercial Products, Inc.
United States	11/403,972 04/13/2006	Child Travel Restraint System	7,464,989 12/16/2008	04/25/2026	AmSafe Commercial Products
United States	11/383,019 05/12/2006	Web Adjuster and Harness for Child Restraint Seat	7,343,650 03/18/2008	04/12/2024	AmSafe Commercial Products, Inc.
United States	10/832,193 04/26/2004	Adjuster for Adjustable Restraint Strap	7,404,239 07/29/2008	06/10/2025	AmSafe Commercial Products, Inc.
United States	29/197,618 01/16/2004	Buckle with Slide Button	D519,406 04/25/2006	04/25/2020	AmSafe Commercial Products, Inc.
United States	29/199,301 02/12/2004	Hook with Rounded End	D499,007 11/30/2004	11/30/2018	AmSafe Commercial Products, Inc.
United States	10/794,554 03/05/2004	Buckle and Frame for Restraint to a Harsh Environment	7,093,331 08/22/2006	03/05/2024	AmSafe Commercial Products, Inc.
United States	12/060,095 03/31/2008	Multi-Pivot Latch Assemblies	7,918,001 04/05/2011	11/01/2029	AmSafe Commercial Products, Inc.
United States	29/385,173 02/09/2011	Latch Assembly	D649,432 11/29/2011	11/29/2025	AmSafe Commercial Products, Inc.
United States	29/385,342 02/11/2011	Latch Assembly	D649,433 11/29/2011	11/29/2025	AmSafe Commercial Products, Inc.
United States	12/415,906 03/31/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	12/485,778 06/16/2009	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
United States	12/775,268 05/06/2010	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	13/028,070 02/15/2011	Multi-Pivot Latch Assemblies	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	12/943,811 11/10/2010	Buckle Assemblies for Personal Restraint Systems and Associated methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	12/756,143 04/07/2010	Child Safety Seat Attachment Belt Retractor System	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	12/917,898 11/02/2010	Devices for Adjusting Tension in Seatbelts and Other Restraint System Webs and Associated Methods	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	12/939,809 11/04/2010	Restraint System Buckle Components Having Tactile Surfaces, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	13/233,835 09/15/2011 Not yet published	Magnetic Buckle Assemblies and Associated Methods of Use with Child Seats and Other Restraint Systems	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	13/234,074 09/15/2011 Not yet published	Occupant Restraint Systems Having Tensioning Devices, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	13/234,106 09/15/2011 Not yet published	Occupant Restraint System Components Having Status Indicators and/or Media Interfaces, and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	29/369,965 09/15/2011 Not yet published	Buckle Assembly	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	29/369,967 09/15/2010 Not yet published	Buckle Assembly	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
United States	61/473,070 04/07/2011 Not published	Personal Restraint Systems for Use in Recreational Utility Vehicles and Other Vehicles	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
United States	61/514,743 08/03/2011 Not published	Seatbelt Retractors and Associated Systems and Methods	NA Application Pending	NA Application Pending	AmSafe Commercial Products, Inc.
Australia	92315/98 09/16/1998	Vehicle Safety System	746194 08/01/2002	09/16/2018	Am-Safe Incorporated
Australia	10023/02 09/16/1998	Vehicle Safety System	758626 07/10/2003	09/16/2018	Am-Safe Incorporated
Australia	2004276276 09/23/2004	Vehicle Safety System	2004276276 07/28/2011	09/23/2024	AmSafe, Inc.
Brazil	PI9809067-4 09/16/1998	Vehicle Safety System	PI9809067-4 06/21/2005	09/16/2018	Am-Safe Incorporated
Canada	2,286,726 09/16/1998	Vehicle Safety System	2286726 04/25/2004	09/16/2018	Am-Safe Incorporated
Canada	2,537,892 09/23/2004	Vehicle Safety System	2,537,892 09/13/2011	09/23/2024	AmSafe, Inc.
China	98803835.8 09/18/1998	Vehicle Safety System	ZL98803835.8 11/13/2002	09/16/2018	AM-Safe Inc.
China	200480027744.7 09/23/2004	Inflatable Lap Belt Safety Bag	NA Application Pending	NA Application Pending	AmSafe, Inc.
Europe	01918566.9 03/11/2001	Airbag Buckle Assembly	NA Application Pending	NA Application Pending	AM-Safe, Inc.
Europe	98944873.3 09/16/1998	Vehicle Safety System	NA Application Pending	NA Application Pending	AmSafe, Incorporated
Europe	08745248.8 04/07/2008	Inflatable Personal Restraint Systems Having Web-Mounted Inflators and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe, Inc
France	04788918.3 09/23/2004	Inflatable Lap Belt Safety Bag	EP1663731 05/13/2009	09/23/2024	AmSafe, Inc.
France	01924142.1 03/12/2001	Self-Centering Airbag and Method for Manufacturing and Tuning the Same	EP1276644 01/03/2007	03/12/2021	AM-Safe, Inc.
France	01920335.5 03/13/2001	Aircraft Seat Structure	EP1363803 02/21/2007	03/13/2021	Am-Safe, Inc.
France	02757651.1 09/09/2002	Vehicle Restraint System	EP1436174 03/04/2009	09/09/2022	AM-Safe, Commercial Products Inc.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
Germany	112004001786.6 09/23/2004	Inflatable Lap Belt Safety Bag	EP1663731 01/03/2007	09/23/2024	AmSafe, Inc.
Germany	01924142.1 03/12/2001	Self-Centering Airbag and Method for Manufacturing and Tuning the Same	EP1276644 01/03/2007	03/12/2021	AM-Safe, Inc.
Germany	01920335.5 03/13/2001	Aircraft Seat Structure	EP1363803 02/21/2007	03/13/2021	Am-Safe, Inc.
Germany	02757651.1 09/09/2002	Vehicle Restraint System	EP1436174 03/04/2009	09/09/2022	AmSafe Commercial Products, Inc.
Hong Kong	01101730.2 03/12/2001	Vehicle Safety System	1030912 07/18/2003	09/16/2018	Am-Safe Incorporated
Hong Kong	06113347.7 12/05/2006	Inflatable Lap Belt Safety Bag	1092769 06/22/2007	09/23/2024	AM SAFE, INC
Israel	131218 09/16/1998	Vehicle Safety System	131218 10/27/2002	09/16/2018	Am-Safe Incorporated
Israel	174093 09/23/2004	Inflatable Lap Belt Safety Bag	174093 05/01/2011	09/23/2024	AmSafe, Inc.
Italy	04788918.3 09/23/2004	Inflatable Lap Belt Safety Bag	1663731 05/13/2009	09/23/2024	AmSafe, Inc.
Korea	7001347/2000 09/16/1998	Vehicle Safety System	582508 05/16/2006	09/16/2018	Am-Safe Incorporated
Mexico	998694 09/16/1998	Vehicle Safety System	230388 09/06/2005	09/16/2018	Am-Safe Incorporated
Mexico	2006/003203 09/23/2004	Inflatable Lap Belt Safety Bag	NA Application Pending	NA Application Pending	AmSafe, Inc.
PCT	US2011/048987 08/24/2011 Not yet published	Inflator Connectors for Inflatable Personal Restraints and Associated Systems and Methods	NA Application Pending	NA Application Pending	AmSafe, Inc.
PCT	US2011/056776 10/18/2011 Not yet published	Buckle Connectors for Inflatable Personal Restraints and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe, Inc.
PCT	US2011/043255 07/07/2011 Not yet published	Stitch Patterns for Restraint-Mounted Airbags and Associated Systems and Methods	NA Application Pending	NA Application Pending	AmSafe, Inc.
Russian Federation	99122022 09/16/1998	Vehicle Passenger Safety System	2204496 05/20/2003	09/16/2018	Am-Safe Incorporated
Singapore	200601814-7 09/23/2004	Inflatable Lap Belt Safety Bag	120611 05/30/2007	09/23/2024	AMSAFE, INC.
South Africa	2006/01930 09/23/2004	Inflatable Lap Belt Safety Bag	2006/01930 04/25/2007	09/23/2024	AmSafe, Inc.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
United Kingdom	0606780.5 09/23/2004	Inflatable Lap Belt Safety Bag	2421482 11/29/2006	09/23/2024	AmSafe, Inc.
United Kingdom	01924142.1 03/12/2001	Self-Centering Airbag and Method for Manufacturing and Tuning the Same	EP1276644 01/03/2007	03/12/2021	Am-Safe, Inc.
United Kingdom	01920335.5 03/13/2001	Aircraft Seat Structure	EP1363803 02/21/2007	03/13/2021	Am-Safe, Inc.
United Kingdom	02757651.1 09/09/2002	Vehicle Restraint System	EP1436174 03/04/2009	09/09/2022	AM-Safe, Inc.
United States	09/524,191 03/13/2000	Airbag Buckle Assembly	6,442,807 09/03/2002	03/13/2020	AM-SAFE, INC.
United States	09/143,756 08/31/1998	Vehicle Safety System	5,984,350 11/16/1999	03/10/2018	AM-SAFE, INCORPORATED
United States	10/672,606 09/26/2003	Inflatable Lap Belt Safety Bag	6,957,828 10/25/2005	03/10/2024	AMSAFE, INC.
United States	09/523,874 03/13/2000	Self Centering Airbag and Method for Manufacturing the Same	6,439,600 08/27/2002	03/13/2020	AM-SAFE, INC.
United States	09/778,498 02/07/2001	Aircraft Seat Structure	6,505,890 01/14/2003	02/07/2021	AM-SAFE, INC.
United States	09/950,098 09/10/2001	Vehicle Restraint System	6,505,854 01/14/2003	09/10/2021	AmSafe Commercial Products, Inc.
United States	09/523,875 03/13/2000	Air Bag Having Excessive External Magnetic Field Protection Circuitry	6,535,115 03/18/2003	03/13/2020	AMSAFE, INC.
United States	09/524,370 03/14/2000	Multiple Inflator Safety Cushion	6,217,066 04/17/2001	03/14/2020	AM-SAFE, INCORPORATED
United States	10/705,179 11/11/2003	Stackable Child Restraint for Aircraft	7,011,368 03/14/2006	11/11/2023	Am-Safe Aviation
United States	12/057,295 03/27/2008	Inflatable Personal Restraint Systems and Associated Methods of Use and Manufacture	7,665,761 02/23/2010	03/27/2028	AMSAFE, INC.
United States	12/267,430 11/07/2008	Buckles for Inflatable Personal Restraint Systems and Associated Systems and Methods	7,904,997 03/15/2011	08/26/2029	AMSAFE, INC.
United States	12/051,768 03/19/2008	Inflatable Personal Restraint Systems Having Web-Mounted Inflators and Associated Methods of Use and Manufacture	7,980,590 07/19/2011	04/02/2029	AMSAFE, INC.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
United States	61/516,681 04/05/2011 Not published	Airbag System with Wireless Diagnostics	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	61/533,105 09/09/2011 Not published	Electronic Module Assembly for Inflatable Personal Restraint System and Associated Methods	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/170,079 06/27/2011 Not yet published	Sensors for Detecting Rapid Deceleration/Acceleration Events	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/194,411 07/29/2011 Not yet published	Inflator Connectors for Inflatable Personal Restraints and Associated Systems and Methods	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/227,392 09/07/2011 Not yet published	Buckle Connectors for Inflatable Personal Restraints and Associated Methods of Use and Manufacture	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/086,134 04/13/2011 Not yet published	Stitch Patterns for Restraint-Mounted Airbags and Associated Systems and Methods	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/227,382 09/07/2011 Not yet published	Activation Systems for Inflatable Personal Restraint Systems	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/174,659 06/30/2011 Not yet published	Inflatable Personal Restraint Systems	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/228,333 09/08/2011 Not yet published	Computer System for Remote Testing of Inflatable Personal Restraint Systems	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	29/392,028 05/16/2011 Not yet published	Connector for a Seatbelt Bag	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	29/389,408 04/11/2011 Not yet published	Buckle Assembly	NA Application Pending	NA Application Pending	AmSafe, Inc.
United States	13/228,362 09/08/2011 Not yet published	Computer System and Graphical Use Interface for Testing of Inflatable Personal Restraint Systems	NA Application Pending	NA Application Pending	AmSafe, Inc.

Country	Application No. Filing Date	Title	Patent No. Issue Date	Expiration Date	Owner
United States	09/643,868 08/23/2000	Vehicle Passenger Safety Devices	6,402,251 06/11/2002	08/23/2020	AmSafe, Inc.
United States	10/096,914 03/14/2002	Vehicle Passenger Safety Devices	6,616,242 09/09/2003	08/23/2020	AmSafe, Inc.
United States	10/986,656 11/12/2004	Vehicle Passenger Safety Devices	7,021,719 04/04/2006	08/23/2020	AmSafe, Inc.
United States	11/344,153 02/01/2006	Vehicle Passenger Safety Devices	7,140,692 11/28/2006	08/23/2020	AmSafe, Inc.

TRADEMARKS

Trademark	Country	Number	Owner
AMSAFE	U.S.	3618970	AMSAFE, INC.
AMSAFE	European Community	2507168	Am-Safe, Incorporated
AMSAFE (and design)	U.S.	2740758	AMSAFE, INC.
AMSAFE (Stylized)	European Community	2507184	Am-Safe, Incorporated
AMSAFE (Stylized)	U.S.	2798629	AMSAFE, INC.
TEARDROP BUCKLE CONFIGURATION DESIGN	U.S.	2880669	AMSAFE, INC.
TEARDROP BUCKLE CONFIGURATION DESIGN	European Community	Application # 002579696	Am-Safe, Incorporated
AAIR	U.S.	2742840	AMSAFE, INC.
AAIR Design	U.S.	3048341	AMSAFE, INC.
AAIR—AM-SAFE AVIATION INFLATABLE RESTRAINT	U.S.	2672741	AMSAFE, INC.
AMSAFE BRIDPORT	U.S.	3626306	AMSAFE, INC.
CARES	U.S.	3409726	AMSAFE, INC.
CARES KIDS FLY SAFE and design	U.S.	3413419	AMSAFE, INC.
QUICKZIP	U.S.	3264334	AMSAFE, INC.
THE BEST SEAT IN THE AIR	U.S.	85488786	AMSAFE, INC.
THE BEST SEAT IN THE SKY	U.S.	85488790	AMSAFE, INC.
AMSAFE	China	5152276	AmSafe, Inc.
AMSAFE (and design)	China	5152275	AmSafe, Inc.

Copyrights

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Licenses

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